                                                               EXHIBIT 10.3


                                                               EXECUTION COPY

                              REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 14, 2000, by and between Commerce One, Inc., a Delaware corporation (the "Company") and SAP Aktiengesellschaft, a stock corporation organized under the laws of the Federal Republic of Germany ("SAP AG").

      WHEREAS, subject to the terms and conditions of the Share Purchase Agreement, of even date herewith, by and between the Company and SAP AG (the "Share Purchase Agreement"), the Company has sold shares of its common stock (the "Shares") to SAP AG; and

      WHEREAS, subject to the terms and conditions set forth herein, the Company has agreed to grant certain registration rights to SAP AG with respect to the Shares.

      NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

      "1933 Act" means the Securities Act of 1933, as amended.

      "1934 Act" means the Securities Exchange Act of 1934, as amended.

      "Eligible Period" means the period (a) commencing on the earlier of (i) the second anniversary of the date of this Agreement and (ii) the Transfer Restriction Termination Date and (b) terminating on the fifth anniversary of the date of this Agreement.

      "Existing Registration Rights Agreement" means the Fifth Amended and Restated Registration Rights Agreement, dated February 9, 2000, by and among the Company and certain of its stockholders.

      "GM Holder" means General Motors Corporation and any affiliate of General Motors Corporation, or any assignee or transferee that possesses registration rights pursuant to the GM Registration Rights Agreement.

      "GM Registration Rights Agreement" means the Registration Rights Agreement, dated January 24, 2000, by and among the Company, General Motors Corporation and certain other parties.

      "Holders" shall have the meaning ascribed to it in the Existing Registration Rights Agreement.

      "Register," "registered," and "registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

      "Registrable Shares" means the shares of common stock of the Company issued or issuable to the Stockholder in accordance with the terms and conditions of the Share Purchase Agreement, and any securities of the Company issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such common stock.

      "Registration Statement" means any registration statement described in Sections 2.1 or 2.2 of this Agreement.

      "Rule 144" means Rule 144 promulgated under the 1933 Act.

      "Standstill Agreement" shall mean that Standstill and Stock Restriction Agreement, of even date herewith, by and between the Company and SAP AG.

      "Stockholder" shall mean SAP AG or any assignee or transferee to which SAP AG's rights and obligations under this Agreement have been assigned pursuant to Section 11.5.

      "SEC" means the Securities and Exchange Commission.

      "Transfer Restriction Termination Date" shall have the meaning as ascribed to it in the Standstill Agreement.

      2. REGISTRATION RIGHTS.

            2.1 DEMAND REGISTRATION.

                  (a) If at any time during the Eligible Period the Stockholder requests in writing (the "Stockholder Demand") that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Shares the Company shall, subject to Section 4.1, file such Registration Statement with the SEC within forty-five (45) days after its receipt of such request. The Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon thereafter as practicable and keep such registration statement effective until the Stockholder notifies the Company in writing that the Company is no longer required to keep such Registration Statement effective. In no event, however, shall the Company be required to
(i) effect more than two (2) registrations pursuant to this section or (ii) keep one or more registration statements filed pursuant to this section effective for more than an aggregate of one hundred twenty (120) days. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 2.3 shall be applicable to each such registration initiated under this Section 2.1 and the piggyback registration rights of Holders and GM Holders (to the extent provided for, in the Existing Registration Rights Agreement and the GM Registration Rights Agreement) shall be applicable to a registration effected pursuant to this Section 2.1.

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                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to subparagraph (a):

                        (i) if the Company, within ten (10) days of the receipt of the Stockholder Demand, gives notice of its BONA FIDE intention to effect the filing of a registration statement with the SEC within forty-five
(45) days of receipt of such demand (other than a registration relating primarily to the sale of securities to participants in a Company stock plan of employee benefit plan, a transaction covered by Rule 145 under the 1933 Act or the resale of securities issued in such a transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion or exchange of debt securities which are also being registered, any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares, or a registration initiated under Section 2.1 or 2.2 of the GM Registration Rights Agreement) PROVIDED, HOWEVER, that if such registration statement is not filed by the Company within 45 days of receipt of such Stockholder Demand and declared effective by the Commission with 120 days after the Company's receipt of such Stockholder Demand, the Company shall be obligated to cause such Registrable Shares of the Stockholder to be registered in accordance with the provisions of this Section 2.1 provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                        (ii) during the period starting with the Company's date of filing of, and ending on the date ninety (90) days immediately following, the effective date of any registration statement pertaining to securities of the Company, which registration was either filed as a result of the exercise by Stockholder of its rights pursuant to Section 2.1 hereof or was subject to Section 2.2 hereof.

            2.2 PIGGYBACK REGISTRATION.

                  (a) If at any time during the Eligible Period, the Company proposes to register (for its own account, on behalf of its existing stockholders, or a combination of the foregoing) any of its common stock under the 1933 Act in connection with a public offering of such common stock solely for cash (other than a registration relating primarily to the sale of securities to participants in a Company stock plan of employee benefit plan, a transaction covered by Rule 145 under the 1933 Act or the resale of securities issued in such a transaction (including the planned registration in July 2000 of the resale of up to 2,460,000 shares of common stock issued in connection with Company's acquisitions of Commerce Bid and Mergent Systems), a registration in which the only stock being registered is Common Stock issuable upon conversion or exchange of debt securities which are also being registered, any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares or a registration initiated under Section 2.1 or 2.2 of the GM Registration Rights Agreement) the Company shall, at such time, give the Stockholder notice of such registration. Upon the written request of the Stockholder, given within ten (10) days after notice has been given by the Company in accordance with
Section 11.1, the Company shall, subject to Section 2.3, cause to be registered under the 1933 Act all of the Registrable Shares that the Stockholder has requested to be registered.

                  (b) In the event that any registration is initiated pursuant to Sections 2.1 or 2.2 of the GM Registration Rights Agreement, the Company shall, upon written notice from the Stockholder of its desire to "piggyback" on such registration statement, seek written consent from the GM Holders to permit such "piggyback" on the registration statement by the Stockholder in accordance with the terms of this Agreement.

            2.3 UNDERWRITING REQUIREMENTS.

                  (a) In connection with any underwritten public offering, the Company shall not be required to include any of the Stockholder Registrable Shares in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters for the offering (which underwriters shall be selected by the Company).

                  (b) If the total amount of securities, including Registrable Shares, requested to be included in an underwritten public offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, the Company may reduce the number of Registrable Shares to be included in the offering prior to reducing or excluding the shares proposed to be offered by the Company, the holders of registration rights under the Existing Registration Rights Agreement and the holders of registration rights under the GM Registration Rights Agreement.

      3. FURTHER OBLIGATIONS OF THE COMPANY AFTER REGISTRATION.

            3.1 BLUE SKY COMPLIANCE. The Company shall, as soon as reasonably possible after the effectiveness of a Registration Statement, use its best efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Stockholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

            3.2 FURNISHING OF PROSPECTUS. With respect to a Registration Statement filed pursuant to Sections 2.1 or 2.2, the Company shall furnish to the Stockholder copies of any preliminary prospectus and, as soon as reasonably possible after the effectiveness of the Registration Statement, furnish to the Stockholder such numbers of copies of a final prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Stockholder may reasonably request, in order to facilitate the resale or other disposition of Registrable Shares owned by it.

            3.3 AMENDMENTS. With respect to a Registration Statement filed pursuant to Section 2.1 or 2.2 of this Agreement, and, subject to Section 4.1 of this Agreement, the Company shall prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete for the entire period for which the Registration Statement remains effective.

            3.4 NOTICES.  The Company shall:

                  (a) Notify the Stockholder, promptly after it shall receive notice thereof, of the date and time when any Registration Statement and each post-effective amendment thereto has become effective;

                  (b) Notify the Stockholder promptly of any request by the SEC for the amending or supplementing of any Registration Statement or prospectus or for additional information;

                  (c) Notify the Stockholder, at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of any event which would cause any such prospectus or any other prospectus as then in effect to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to
Section 4.1, promptly prepare and file with the SEC, and promptly notify the Stockholder of the filing of, such amendments or supplements to any Registration Statement or prospectus as may be necessary to correct any such statements or omissions;

                  (d) Notify Stockholder, promptly after it shall receive notice of the issuance of any stop order by the SEC suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceeding for that purpose and, subject to Section 4.1, promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

      4. CONDITIONS AND LIMITATIONS ON REGISTRATION RIGHTS. The registration rights granted by this Agreement are subject to the following additional conditions and limitations:

            4.1 DELAYS AND SUSPENSION. The Company may delay the filing of, or suspend or delay the effectiveness of a Registration Statement for up to thirty (30) days, if the Company shall furnish to the Stockholder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for such a registration statement to be filed or declared effective or for an effective registration statement not to be suspended. In such event, the Company's obligation under this Agreement to file a registration statement, seek effectiveness of a registration statement or keep such registration statement effective shall be deferred for a period not to exceed sixty (60) days from the receipt of the request to file such registration by the Stockholder, provided that the Company may not exercise this right of deferral for an aggregate of in excess of seventy-five (75)

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days in any one year period.  If the Company suspends the effectiveness of a
Registration Statement, the Company will promptly deliver notice to the Stockholder of such suspension and will again deliver notice to the Stockholder when such suspension is no longer necessary. The duration for which the Company is required to keep a Registration Statement effective shall be extended by an additional number of days equal to the length of any suspension period.

            4.2 AMENDED OR SUPPLEMENTED PROSPECTUS. The Stockholder agrees that, upon receipt of any notice from the Company described in Section 4.1 hereof that suspends an effective registration statement, the Stockholder shall forthwith discontinue disposition of Registrable Shares until such Stockholder's receipt of copies of a supplemented or amended prospectus from the Company, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. If so directed by the Company, the Stockholder will deliver to the Company all copies of the prospectus covering such Registrable Shares current at the time of receipt of such notice of suspension.

      5. INDEMNIFICATION.

            5.1 The Company will indemnify the Stockholder, each of its officers, directors and partners, legal counsel, agents and each person controlling the Stockholder within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, pro-spectus, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the 1933 Act, the 1934 Act, and any state securities laws or any rule, regulation or qualification promulgated thereunder, and the Company will reimburse the Stockholder, each of its officers, directors, and partners, legal counsel, agents and each person controlling the Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Stockholder, controlling person or underwriter expressly for use therein.

                  The foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the SEC at the time the registration statement becomes effective

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or the amended prospectus filed with the SEC pursuant to Rule 424(b), as amended from time to time (the "Final Prospectus"), such indemnity shall not inure to the benefit of: (a) the Stockholder (i) if a copy of the Final Prospectus was not furnished by the Stockholder to the person asserting the loss, liability, claim or damage at or prior to the time such action as required by the 1933 Act and such Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Stockholder expressly for use therein, or (b) any underwriter (i) if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action as required by the 1933 Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance on and in conformity with written information furnished to the Company by the underwriter for use therein.

            5.2 The Stockholder will, if Registrable Shares held by the Stockholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, severally, and not jointly, will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal and any other expenses reasonably incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Stockholder expressly for use therein. Notwithstanding the foregoing, the liability of the Stockholder under this Section 5 shall be limited to an amount equal to the net proceeds received by the Stockholder from the sale of shares in such registration.

            5.3 Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            5.4 If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Stockholder hereunder exceed the net proceeds from the offering received by the Stockholder.

            5.5 The obligations of the Company and the Stockholder under this
Section 5 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

      6. INFORMATION FROM STOCKHOLDER. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of the Stockholder that the Stockholder shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Shares.

      7. EXPENSES OF REGISTRATION. The Company shall pay all registration, filing and qualification fees (including SEC filing fees and the listing fees of the Nasdaq Stock Market or any stock exchange on which the Company securities are traded) attributable to the Registrable Shares registered under this Agreement, and any legal, accounting or other professional fees or expenses incurred by the Company. The Stockholder shall pay all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to the sale of such securities registered by the Stockholder and any legal, accounting or other professional fees incurred by the Stockholder.

      8. REPORTS UNDER THE SECURITIES EXCHANGE ACT. The Company agrees to file with the SEC in a timely manner all reports and other documents and information required of the Company under the 1934 Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Agreement and Rule 144 for use in connection with resales of the Registrable Shares.

      9. RULE 144. In the event that all of the Stockholder's Registrable Shares may, under Rule 144, be resold or otherwise disposed of in a ninety
(90) day period without registration under the 1933 Act, the registration rights granted under this Agreement to such Stockholder and the obligations of the Company hereunder (other than its obligations under Sections 5 and 8 and this Section 9) to such Stockholder, shall automatically terminate in their entirety and be of no further force and effect whatsoever without any further action on the part of the Company or the Stockholder.

      10. MARKET STAND-OFF. The Stockholder agrees that, upon the request of the underwriters managing any underwritten public offering of the Company's securities in connection with an effective registration statement under the 1933 Act, it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares other than those included in the registration, without the prior written consent of such underwriters, for such period of time, not to exceed ninety (90) days (or such lesser period as executive officers or directors of the Company are so restricted with respect to the transfer of shares of common stock of the Company held by them) after the effective date of the registration statement relating thereto, provided that such registration was filed as a result of the exercise by Stockholder of its rights pursuant to Section 2.1 hereof or was subject to Section 2.2 hereof. The Stockholder agrees that, if requested by the underwriters for such an offering, it will enter into a lock-up agreement directly with the underwriters on substantially the same terms and conditions as described above. The Stockholder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 10.

      11. MISCELLANEOUS.

            11.1 NOTICES. All notices and other communications required or permitted hereunder shall be made in the manner and to addresses set forth in the Share Purchase Agreement.

            11.2 INTERPRETATION. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            11.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

            11.4 ENTIRE AGREEMENT. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein:
(a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder.

            11.5 ASSIGNMENT. Stockholder may transfer or assign its rights and obligations hereunder together with any Registrable Shares transferred or assigned in accordance with the terms of the Standstill Agreement to any Affiliate of Stockholder, as long as such transferee or assignee of the Registrable Shares executes and delivers a counterpart copy of this Agreement thereby agreeing to be bound by the terms and provisions set forth herein. Except as permitted herein, any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void ab initio. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            11.6 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

            11.7 CERTAIN COMPANY REPRESENTATIONS. This Agreement has been duly authorized by all necessary action by the Company, and the Company's execution, delivery and performance of this Agreement does not violate any other agreement or instrument to which it is currently a party. As of the date hereof, the Company has not granted registration rights to any holder of its securities except pursuant to this Agreement, the Existing Registration Rights Agreement that grants registration rights to certain stockholders of the Company with respect to 18,908,320 shares of common stock and the GM Registration Rights Agreement that grants to GM and one of its affiliates registration rights with respect to 28,800,000 shares of common stock. The Company hereby agrees not to grant any registration rights that materially impair the registration rights granted to the Stockholder hereunder.

            11.8 ATTORNEYS' FEES. In any action at law or suit in equity in relation to this Agreement, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

            11.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

            11.10 TERM. Except as expressly provided herein, the rights and obligations hereunder shall terminate five (5) years from the date of this Agreement.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                 COMMERCE ONE, INC.


                                 By:  /s/ Robert M. Tarkoff
                                    --------------------------------------

                                 Name:  Robert M. Tarkoff
                                 Title: Senior Vice President, Corporate
                                        Development and General Counsel


                                 SAP AG


                                 By:  /s/ Prof. Dr. Henning Kagermann
                                    --------------------------------------

                                 Name:  Prof. Dr. Henning Kagermann
                                 Title: Member of the Executive Board



                                 By:  /s/ Werner Sinzig
                                    --------------------------------------
                                 Name:   Werner Sinzig
                                 Title:  Prokurist



                  [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]